Exhibit 10.32

THIRD AMENDMENT TO THE

2006 ITT EDUCATIONAL SERVICES, INC. EQUITY COMPENSATION PLAN

WHEREAS, the shareholders of ITT Educational Services, Inc. (the “Company”) approved the 2006 ITT Educational Services, Inc. Equity Compensation Plan (the “Plan”) on May 9, 2006; and

WHEREAS, the Plan was subsequently amended by a First Amendment, which was adopted by the Board of Directors of the Company on October 24, 2006, in certain respects not requiring shareholder approval; and

WHEREAS, the Plan was further amended by a Second Amendment, which was adopted by the Board of Directors of the Company on July 24, 2007, in certain respects not requiring shareholder approval; and

WHEREAS, the Board of Directors of the Company desires to further amend the Plan in certain respects that do not require shareholder approval.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Subsection 2(ii) of the Plan is hereby amended to read as follows:

(ii) [Reserved]

2. Subsection 7(h) of the Plan is hereby amended to read as follows:

(h) Termination for Death or Disability. Upon a Participant’s death or Disability, the following rules apply:

(i) All of the Participant’s Options with time-based vesting provisions will become immediately exercisable and will remain exercisable until the earlier of the following two dates:

(A) the date three (3) years after the date of the Participant’s death or Disability; or

(B) the date the Options expire in accordance with their terms.

(ii) All of the Participant’s Options with performance-based vesting provisions are subject to the following two rules:

(A) the Participant will forfeit all such Options that are not exercisable as of the date of the Participant’s death or Disability; and

(B) Options that were exercisable as of the date of the Participant’s death or Disability will remain exercisable until the earlier of (I) the date three (3) years after the date of the Participant’s death or Disability, or (II) the date the Options expire in accordance with their terms.

3. Subsection 7(i) of the Plan is hereby amended to read as follows:

(i) Other Terminations Without Cause. Upon termination by the Company of employment or service without Cause, or upon termination of employment or service by the Participant for a reason other than death or Disability, the following rules apply:

(i) A Participant will forfeit all of his or her Options that had not yet become exercisable as of the date of the Participant’s termination.

(ii) Options that were exercisable as of the date of the Participant’s termination will remain exercisable until the earlier of (i) the date 90 days after the date of termination, or (ii) the date the Options expire in accordance with their terms.

4. Subsection 8(h) of the Plan is hereby amended to read as follows:

(h) Termination for Death or Disability. Upon a Participant’s death or Disability, the following rules apply:

(i) All of the Participant’s SARs with time-based vesting provisions will become immediately exercisable and will remain exercisable until the earlier of the following two dates:

(A) the date three (3) years after the date of the Participant’s death or Disability; or

(B) the date the SARs expire in accordance with their terms.

(ii) All of the Participant’s SARs with performance-based vesting provisions are subject to the following two rules:

(A) a Participant will forfeit all such SARs that are not exercisable as of the date of the Participant’s death or Disability; and

(B) SARs that were exercisable as of the date of the Participant’s death or Disability will remain exercisable until the earlier of (I) the date three (3) years after the date of the Participant’s death or Disability, or (II) the date the SARs expire in accordance with their terms.

5. Subsection 8(i) of the Plan is hereby amended to read as follows:

(i) Other Terminations Without Cause. Upon termination by the Company of the Participant’s employment or service without Cause, or upon termination of employment or service by the Participant for a reason other than death or Disability, the following rules apply:

(i) A Participant will forfeit all of his or her SARs that had not yet become exercisable as of the date of the Participant’s termination.

(ii) SARs that were exercisable as of the date of the Participant’s termination will remain exercisable until the earlier of (i) the date 90 days after the date of termination, or (ii) the date the SARs expire in accordance with their terms.

6. Subsection 9(c)(i) of the Plan is hereby amended to read as follows:

(i) Time-Based Period of Restriction: Any Period of Restriction for an Award of Restricted Stock that is based solely on the passage of time will not be less than one (1) year, which period may, at the discretion of the Committee, lapse on a pro-rated, graded or cliff basis (as specified in an Award Agreement).

7. Subsection 10(d)(i) of the Plan is hereby amended to read as follows:

(i) Time-Based Period of Restriction: Any Period of Restriction for an Award of Restricted Stock Units that is based solely on the passage of time will not be less than one (1) year, which period may, at the discretion of the Committee, lapse on a pro-rated, graded or cliff basis (as specified in an Award Agreement).

8. Subsection 10(e) of the Plan is hereby amended to read as follows:

(e) Form and Timing of Settlement. Except as otherwise provided in Section 19 or a Participant’s Award Agreement, settlement and payment of Restricted Stock Units will be made at a specified settlement date that will not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion, may elect to settle earned Restricted Stock Units from among the following alternatives: (i) by delivery of Shares; (ii) by payment in cash of an amount equal to the Fair Market Value of the Shares on the settlement date or equal to the average of the Fair Market Value of the Shares over a specified number of days prior to the settlement date, as determined by the Committee and specified in the Award Agreement; or (iii) by a combination of (i) and (ii). The Committee’s election with respect to such form of settlement will be specified in the Award Agreement entered into effective on the grant date of the Award.

9. Subsection 10(g) of the Plan is hereby amended to read as follows:

(g) Termination of Employment or Service. Notwithstanding subsection (d) above:

(i) With respect to an Award of Restricted Stock Units with a time-based Period of Restriction, (A) upon termination of a Participant’s employment or service due to death or Disability, the Period of Restriction with respect to such Restricted Stock Units will lapse immediately, and the Restricted Stock Units will be settled immediately thereafter, and (B) upon termination of a Participant’s employment or service for any reason other than death or Disability, the Participant will forfeit immediately after the termination of employment or service all of his or her Restricted Stock Units that are unvested as of the date of termination of employment or service.

(ii) With respect to an Award of Restricted Stock Units with a performance-based Period of Restriction, upon termination of a Participant’s employment or service for any reason, the Participant will forfeit immediately after the termination of employment or service all of his or her Restricted Stock Units that are unvested as of the date of termination of employment or service.

10. Subsection 11(d) of the Plan is hereby amended to read as follows:

(d) Form and Timing of Payment. As soon as practicable following the completion of the Performance Period applicable to outstanding Performance Shares, the Committee will certify in writing the extent to which the applicable Performance Measures have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement. By the fifteenth (15th) day of the third (3rd) month following the completion of the Performance Period applicable to outstanding Performance Shares, payment will be made to each eligible Participant of the final value of the Performance Shares. The Committee, in its sole discretion, may elect to settle earned Performance Shares from among the following alternatives: (i) by delivery of Shares; (ii) by payment in cash of an amount equal to the Fair Market Value of the Shares on the settlement date or equal to the average of the Fair Market Value of the Shares over a specified number of days prior to the settlement date, as determined by the Committee and specified in the Award Agreement; or (iii) by a combination of (i) and (ii). The Committee’s election with respect to such form of settlement will be specified in the Award Agreement entered into effective on the grant date of the Award.

11. Subsection 12(d) of the Plan is hereby amended to read as follows:

(d) Form and Timing of Payment. As soon as practicable following the completion of the Performance Period applicable to outstanding Performance Units, the Committee will certify in writing the extent to which the applicable Performance Measures have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement. By the fifteenth (15th) day of the third (3rd) month following the completion of the Performance Period applicable to outstanding Performance Units, payment shall be made to each eligible Participant of the final value of the Performance Units. The Committee, in its sole discretion, may elect to settle earned Performance Units from among the following alternatives: (i) in cash; (ii) in Shares that have an aggregate Fair Market Value (determined as of the settlement date or based on the average of the Fair Market Value of the Shares over a specified number of days prior to the settlement date, as determined by the Committee and specified in the Award Agreement) equal to the value of the earned Performance Units; or (iii) in a combination of (i) and (ii). The Committee’s election with respect to such form of settlement will be specified in the Award Agreement entered into effective on the grant date of the Award.

12. Subsection 13(b) of the Plan is hereby amended to read as follows:

(b) Period of Restriction. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or service or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, Other Stock-Based Awards granted pursuant to this Section 13 will have a minimum Period of Restriction of one (1) year, which period may, in the Committee’s discretion, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement). Notwithstanding the above, an Award of payment in Shares in lieu of cash under other Company incentive or bonus programs, or Awards under Section 13(d), will not be subject to the minimum Period of Restriction limitation described above.

13. This Third Amendment to the Plan shall become effective upon its adoption by the Board of Directors of the Company.

Adopted by the Board of Directors of ITT Educational Services, Inc. on November 24, 2010, except for Sections 8, 10 and 11 which were adopted on January 17, 2011